First Quarter 2010
Financial Review
April 21, 2010

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Forward-Looking Statements
and Non-GAAP Financial Information
We caution you that this presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. The use of words such as "anticipates", "estimates", "expects",
“illustrates”, "intends", "plans", and "believes", among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.
Actual results could differ materially from those contained or implied by such statements for a variety of factors including: ability to maintain required capital levels and adequate sources of funding and liquidity; loan deterioration could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; and the nature, extent, and timing of governmental actions and reforms, including existing and potential future restrictions and limitations imposed in connection with the Troubled Asset Relief Program’s voluntary Capital Purchase Plan or otherwise under the Emergency Economic
Stabilization Act of 2008.
Additional factors that could cause results to differ materially from those described above can be found in TSFG’s 2009 Annual Report on Form 10-K, including in the discussion under "Risk Factors", and documents subsequently filed by TSFG with the Securities and Exchange Commission.
Reference is made to TSFG’s reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after today’s presentation.
This presentation contains certain non-GAAP measures, such as results excluding the impact of certain nonoperating items. TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG’s performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations. Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract s and severance-related benefits, impairment charges, and other nonoperating expenses.
The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of
GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site, www.thesouthgroup.com, in the Investor
Relations section under Quarterly Results.

1Q10 Financial Overview
• Net loss available to common shareholders of $85.8 million, or $(0.40) per diluted share
• Continued addressing credit issues, although credit problems remain elevated
 – Nonperforming loan balances declined to $374 million (down 6% LQ) with NPAs down 1% LQ
 – Third consecutive quarterly decline in NPLs and NPAs and second quarterly decline in NCOs
 – Potential problem loans increased to $944 million from $936 million at December 31, 2009
 – Provision for credit losses of $95 million exceeded net charge-offs by $7 million
 – Reserve for credit losses increased to 4.75% of total loans (up from 4.45% at 12/31)
 – Loan loss reserve coverage of NPLs increased to 1.00 times (up from 0.92 times at 12/31)
• Continued reductions of non-core loans (down $173 million LQ or $1.5 billion since the beginning of 2009)1
• Period-end customer deposit growth of 6.2% LQ from an increase in time deposits associated with liquidity improvement
• Net interest margin declined 12 bps LQ to 2.75% from 2.87% (as adjusted)2, as improved loan and deposit pricing was more than offset by maturing interest rate hedges and lower levels of earning assets
• Decrease in operating noninterest income of $0.3 million LQ from lower customer fee and other income partially offset by an improvement in BOLI income versus fourth quarter 2009
• Continued reductions in controllable operating noninterest expenses, excluding credit-related expenses and FDIC, down $4.3 million, or 6.2% LQ3
• Credit-related expenses and FDIC insurance down $12.6 million LQ driven by lower loan collection costs and write-
 downs on OREO3, partially offset by higher FDIC insurance premiums
• Capital ratios exceed “well-capitalized” regulatory requirements at March 31, 2010; tangible common equity ratio declined to 2.90%
LQ = Linked-Quarter; OREO = Other Real Estate Owned
1 Total loans held for investment down $383 million
2 See Quarterly Financial Data Supplement page 13, note 4, regarding changes to the reporting of net interest margin
3 See slides 16 and 17 for non-operating items

$250
$200
$150
$100
$50
$-
$209
$209
$193
$167
$110
1Q09
2Q09
3Q09
4Q09
1Q10

$80
$60
$40
$20
$-
$67
$70
$49
$38
$38
1Q09
2Q09
3Q09
4Q09
1Q10

$1,250
$1,000
$750
$500
$250
$-
$554
$582
$852
$936
$944
1Q09
2Q09
3Q09
4Q09
1Q10

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Asset Quality Overview
• Nonperforming loans down 6% LQ to $374
 million
 – Third consecutive quarterly decline
 – Decline in inflows for last 3 quarters
• 1Q10 NCOs of $87.8 million, or 4.32% of
 average loans annualized
 – Includes $6 million related to sales and
 resolutions of problem loans
• Specific reserves, which represent likely
 losses on existing NALs, were unchanged at
 $38 million
• 30-day past dues down $58 million
 – Driven by Completed Income Property
 and Commercial Development
• 1Q10 provision of $95.1 million; Reserve for
 credit losses increased to 4.75% at 3/31/10
 – Exceeded NCOs by $7 million
• Potential problem loans increased to $944
 million at 3/31/10
Nonaccrual Loan Inflows
$ in millions
Specific Allowance for Impaired Loans
$ in millions
Potential Problem Loans
$ in millions

↑
↓
↓
↓
↑
↓
↓
↓
↓

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Loan and Credit Quality Composition
O/S
Balance
% of
O/S
Balance
Nonaccrual
Loans HFI
NAL % of
O/S
Balance
QTD Net
Charge-
Offs
2009 Net
Charge-
Offs
30-Day Past Due
%
Change
from
4Q09
C&I
$ 1,924
 24%
 $71
3.70%
$25.7
 $133.2
1.25%
Owner-occupied CRE
 1,280
 16%
48
3.75%
8.1
17.8
0.71%
Completed income
property
2,138
27%
69
3.25%
17.2
68.2
1.19%
Commercial
development
421
5%
43
10.28%
5.9
38.1
0.37%
Residential construction
763
10%
105
13.74%
20.0
190.5
5.14%
Indirect - Sales finance
 203
 3%
1
0.43%
1.8
13.0
1.29%
Home equity
784
 10%
5
0.66%
3.7
18.3
0.89%
Mortgage1
 411
 5%
31
7.61%
4.5
58.0
8.58%
Other1
80
 1%
 --
0.03%
0.8
4.1
0.97%
Total Loans HFI
$8,003
100%
$374
4.68%
$87.8
$541.2
1.81%
 12/31/09
$8,386
$399
4.76%
$142.9
2.42%
 9/30/09
$8,874
$432
4.87%
$168.6
1.91%
 6/30/09
$9,306
$465
4.99%
$120.6
1.86%
As of March 31, 2010, $ in millions
HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans. Commercial Development includes Commercial A&D and
 Commercial Construction. Residential Construction includes Residential A&D, Residential Construction, Residential Condo, and Undeveloped Land.
1 Mortgage includes Consumer Lot Loans of $132 million. Other includes Direct Retail and Unsecured Lines.
See
Appendix
Page
23
24-25
26
27
28

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Credit Quality Trends - Commercial
		Outstanding Balance	Nonaccrual Loans HFI	NAL % of O/S Balance	QTD Net Charge-offs	30-Day Past Due %
C&I	1Q10	$ 1,924	$71	3.70%	$25.7	1.25%
	4Q09	$ 2,080	$78	3.73%	$34.5	1.01%
	3Q09	$ 2,250	$60	2.66%	$59.6	1.23%

Owner-occupied CRE	1Q10	$1,280	$48	3.75%	$8.1	0.71%
	4Q09	$1,272	$44	3.44%	$4.6	0.77%
	3Q09	$1,270	$35	2.76%	$8.0	0.95%

Completed income	1Q10	$2,138	$69	3.25%	$17.2	1.19%
	4Q09	$2,170	$68	3.13%	$23.7	2.91%
	3Q09	$2,123	$82	3.86%	$15.9	1.54%

Commercial development	1Q10	$421	$43	10.28%	$5.9	0.37%
	4Q09	$475	$48	10.13%	$12.0	2.69%
	3Q09	$583	$57	9.81%	$9.7	1.45%

Residential construction	1Q10	$763	$105	13.74%	$20.0	5.14%
	4Q09	$856	$124	14.53%	$48.1	4.37%
	3Q09	$1,036	$148	14.33%	$57.4	5.00%
$ in millions
HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans

Credit Quality Trends - Consumer
		Outstanding Balance	Nonaccrual Loans HFI	NAL % of O/S Balance	QTD Net Charge-offs	30-Day Past Due %
Indirect-sales finance	1Q10	$203	$1	0.43%	$1.8	1.29%
	4Q09	$230	$1	0.47%	$2.6	3.60%
	3Q09	$259	$1	0.37%	$2.5	3.76%

Home equity	1Q10	$784	$5	0.66%	$3.7	0.89%
	4Q09	$788	$6	0.77%	$5.2	1.07%
	3Q09	$803	$6	0.75%	$5.4	1.00%

Mortgage1	1Q10	$411	$31	7.61%	$4.5	8.58%
	4Q09	$431	$30	7.01%	$10.9	9.49%
	3Q09	$464	$42	9.11%	$9.5	3.78%

Other2	1Q10	$80	$ --	0.03%	$0.8	0.97%
	4Q09	$84	$ --	0.09%	$1.3	1.16%
	3Q09	$86	$ --	0.12%	$0.6	1.35%
$ in millions
HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans
1Mortgage includes Consumer Lot Loans.
2Other includes Direct Retail and Unsecured Lines.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Other Real Estate Owned
OREO, $142.6 million1
By Geography
As of March 31, 2010
• Carrying value of approximately 53% of
 original loan amount, reflecting not more than
 70% of most recent appraised value
	1Q10	4Q09	3Q09	2Q09
Beg. balance	$122	$112	$94	$74
+ Additions	35	45	44	44
- OREO sales	(10)	(24)	(25)	(12)
- Write downs	(4)	(11)	(1)	(10)
Ending balance	$143	$122	$112	$94
# of Months in OREO
FL, 43%
NC, 33%
SC, 23%
Other, 1%
0-3 mos,
24%
Note: Numbers may not add due to rounding 1 Based on $ balances in OREO; geography reflects property zip code
3-6 mos,
24%
6-9 mos,
17%
9-12 mos,
14%
>12 mos,
21%
OREO Flows
$ in million

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

1Q10 Operating Results
	1Q10	4Q09	Comments
Net interest income	$ 73.5	$ 80.5	1Q10 NIM of 2.75%, down 12 bps; $454 million decline in avg. earning assets (down 4.03% LQ)
Operating noninterest income1	21.5	21.9	Lower customer fee income and other income
Operating noninterest expenses, excluding OREO/LHFS losses1	77.3	84.1	Declines in loan collection expenses and personnel expense; partially offset by increase in FDIC premiums and professional fees
Pre-tax, pre-credit operating income1	17.8	18.3
OREO/LHFS losses	5.5	15.6	$9.5 million decrease in losses and write-downs on OREO
Pre-tax, pre-provision operating income1	12.3	2.7
Provision for credit losses	95.1	170.8	Exceeded NCOs by $7.4 million; allowance at 4.75%
Pre-tax operating loss1	$(82.9)	$(168.0)
Income tax expense (benefit)	$ (3.5)	$ 23.8	Changes in deferred taxes associated with OCI. 4Q09 expense also includes additional valuation allowance for remaining DTA
Preferred stock dividends and other	$ 5.2	$ 5.2
Weighted avg. shares	215.5	215.4
Note: Numbers may not add due to rounding.
1 Excludes non-operating items. Net loss available to common shareholders totaled $(85.8) million for 1Q10 and $(193.9) million for 4Q09. Net loss per diluted share totaled $(0.40) for 1Q10 and $(0.90) for 4Q09. See slides 16 and 17 for non-operating items. Reconciliations of GAAP to non-GAAP measures are provided on pages 15-16, 1Q10 Quarterly Financial Data Supplement available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.
In millions, except per share data

Capital Position
	3/31/101	12/31/09	Well Capitalized Minimum
THE SOUTH FINANCIAL GROUP
Tier 1 common to risk-weighted assets	3.32%	4.04%
Tier 1 risk-based	9.52%	9.93%	6%
Total risk-based	10.83%	11.24%	10%
Leverage	7.41%	7.91%	5%
Tangible common equity (TCE) to tangible assets	2.90%	3.67%
TCE plus reserves to risk- weighted assets	8.08%	8.38%
CAROLINA FIRST BANK
Tier 1 risk-based	8.84%	8.96%	6%
Total risk-based	10.45%	10.55%	10%
Leverage	6.88%	7.13%	5%
1 Estimated for calculation of regulatory ratios

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

More Liquid Balance Sheet
	1Q10	4Q09	4Q08	Change vs. 4Q08
Assets:
Total core loans HFI	$6,828	$7,039	$7,507	$(679)
Total non-core loans HFI	1,174	1,347	2,685	(1,511)
Securities	2,320	2,223	2,094	226
Interest bearing bank balances	1,060	193	5	1,055
Other	1,046	1,093	1,311	(265)
Total assets	$12,428	$11,895	13,602	$(1,174)
Excess cash and free securities	$2,154	$1,411	$797	$1,357
% Securities and Interest bearing bank balances to Wholesale borrowings	109.5%	78.7%	56.0%
Core loans HFI to Customer funding	84.3%	91.8%	94.0%
Funding:1
Core deposits	$4,560	$4,580	$4,145	$415
Customer CDs/Sweeps	3,535	3,087	3,845	(310)
Wholesale borrowings	3,086	3,069	3,750	(664)
$ in millions
Period-End Assets
1 Core deposits include customer deposits less certificates of deposit. Wholesale borrowings include borrowings plus brokered deposits less customer sweep accounts.

4.0%
3.0%
2.0%
1.0%
0.0%
2.80%
2.94%
2.90%
2.87%
2.75%
1Q09
2Q09
3Q09
4Q09
1Q10

25
20
15
10
5
-
5
3
5
16
19
1Q09
2Q09
3Q09
4Q09
1Q10

50
40
30
20
10
-
34
34
37
34
30
1Q09
2Q09
3Q09
4Q09
1Q10

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

• 1Q10 NIM of 2.75%, down 12 bps, due to
 maturities and terminations of interest
 rate swaps (12 bps) and changes in
 securities levels and funding mix/pricing
 (6 bps)
• The declines were partially offset by lower
 nonaccrual interest reversals (3 bps)
• At period-end, excess liquidity totaled $2.2
 billion of cash and free securities
Net Interest Margin
Net Interest Margin (FTE)2
3 Reflects the impact of the carry of nonperforming
 asset balances and interest reversals
bps
Credit-Related Impact on NIM3
Liquidity-Related Impact on NIM1
bps
1 Reflects the impact of the carry of higher cash
 balances
2 See Quarterly Financial Supplement page 13, note 4,
 regarding changes to the reporting of net interest margin

Operating Noninterest Income
				$ Change
	1Q10	4Q09	1Q09	1Q10 vs. 4Q09	1Q10 vs. 1Q09
Customer fee income	$12.6	$13.3	$12.4	$(0.7)	$ 0.2
Wealth management income	4.6	4.5	6.6	0.1	(2.0)
Mortgage banking income	1.3	1.3	1.2	--	0.1
Bank-owned life insurance	2.4	1.7	2.5	0.7	(0.1)
Gain/(loss) on hedging derivative activities	0.1	--	1.1	0.1	(1.0)
Merchant processing income, net	--	--	0.6	--	(0.6)
Other	0.6	1.1	2.3	(0.5)	(1.7)
Operating noninterest income1	$21.5	$21.9	$26.7	$(0.4)	$(5.2)
$ in millions
• 4Q09 negative adjustment to BOLI cash surrender value of $1.0 million due to various provisions of “stable value” contracts
• 1Q09 includes income from ancillary businesses sold in 3Q 09 ($0.6 million from merchant processing, $0.8 million from financial planning company, and $0.6 million from retirement plan administration company included in wealth management), partially offset by lower noninterest expense
• Other income includes customer swap income (loss) of $(1.3) million for 1Q10, $(1.3) million for 4Q09 and $0.6 million for 1Q09
Note: Numbers may not add due to rounding.
1 Excludes non-operating items. Total noninterest income was $21.1 million for 1Q10, $28.6 million for 4Q09, and $23.7 million for 1Q09. See slides
 16 and 17 for non-operating items. Reconciliations of GAAP to non-GAAP measures are provided on pages 15-16 of the Quarterly Financial Data
 Supplement for 1Q10 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$120
$100
$80
$60
$40
$20
$-
11.5
78.1
36.1
76.7
17.4
71.4
30.0
69.7
17.4
65.4
1Q09
2Q09
3Q09
4Q09
1Q10

3,000
2,500
2,000
1,500
1,000
500
-
2,430
2,345
2,196
2,214
2,144
1Q09
2Q09
3Q09
4Q09
1Q10

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Down 12%
since 1Q09
-4.3
Credit-related costs2  and FDIC insurance
All Other (down $12.7 or 16%, since 1Q09)
Continuing Noninterest Expense Control
1 Excludes non-operating items. Total noninterest expenses were $90.2 million for 1Q09, $136.2 million for 2Q09, $89.5 million for 3Q09, $103.2 million for 4Q09 and $83.7 million for 1Q10. See slides 16 and17 in the Appendix for reconciliations of GAAP to non-GAAP measures.
2 Credit-related costs include loan and foreclosed asset expense, gain/loss on nonmortgage loans held for sale, and gain/loss on OREO.
$112.8
$88.8
$99.7
$82.8
Operating Noninterest Expenses1
$ in millions
$89.6
-1.4
# of Employees (FTEs)
-5.3
-1.7

Outlook
• Capital activities will remain a focus as we move through the cycle
• Credit losses in total reducing from 2009 levels; timing of provisions and NCOs will depend upon continuing economic developments, particularly in Completed
 Income Property and C&I portfolios
• Continued focus on problem and potential problem loan resolutions and sales
• Improving margin due to pricing initiatives on both the loan and deposit side
 (partially offset by liquidity positioning and lower-yielding investment securities portfolio), but less in net interest income due to lower earning assets
• Continued strategic reduction in non-core loan portfolio in first half of 2010, to be offset by growth in lending to core customers when loan demand returns
• Flat noninterest income, as improvements in mortgage and SBA are offset by regulatory driven changes in customer fee income
• Continued focus on reducing controllable noninterest expense
• Focus on cross sell, customer satisfaction, and other measures that support our strategic positioning

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

1Q10 Execution of Strategic Actions
• Capital-focused activities continue to be a priority
• Suspension of dividend payments on equity and capital instruments
• 3/31/10 liquidity positioning - lengthened maturities, approx. $915 million excess cash and free securities of $1.2 billion
Capital/
Liquidity
• Decline in nonperforming loan balances to $374 million (down 6%)
• Continued resolution of problem loans through 1Q10 loan sales and resolutions; NCOs of
 $87.8 million, including $6 million for sales and resolutions of problem loans
• Increased reserve for credit losses to 4.75% at 3/31/10
• Reduced controllable operating expenses; excluding impact of credit-related/FDIC, declined $4.3 million, or 6.2%, linked-quarter across most categories - due primarily to salary and benefit reduction initiatives
• FTEs of 2,144 at 3/31/10, additional reduction of 60 in April 2010; down 17% from 4Q
 2008
• Net interest margin of 2.75%, down 12 bps linked-quarter, primarily from maturing balance sheet management hedges and lower securities yields
• Improved customer funding costs from disciplined pricing and downward pricing of CDs upon renewal
• Reduced exposure to non-core loan categories by $173 million ($1.5 billion reduction since the beginning of 2009 to $1.2 billion at 3/31/10)
• Increased core deposits as % total funding to 41% from 35% at Y/E 2008
• A 5.6% increase in customer funding due to an increase in time deposits associated with liquidity improvement initiatives; core customer funding declined 0.4% linked-quarter
• Linked-quarter decline of $0.3 million, as lower customer fee and other income was offset by the impact of a Q4 2009 adjustment to bank-owned life insurance (BOLI) and higher wealth management income
Credit
Balance Sheet
Management
Net Interest
Margin
Noninterest
Expenses
Noninterest
Income

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

1Q10 Non-Operating Items
	1Q10	4Q09	3Q09
Pre-tax operating loss	$(82.9)	$(168.0)	$(206.4)
Non-operating noninterest income:
Net gain (loss) on securities	(0.4)	6.7	(0.3)
Gain on sale of ancillary businesses	--	--	7.2
Non-operating noninterest expenses:
Impairment of long-lived assets	--	(3.5)	(0.7)
Severance-related benefits	(0.9)	--	--
Pre-tax loss (GAAP)	$(84.1)	$(164.8)	$(200.2)
Net loss (GAAP) available to common shareholders	$(85.8)	$(193.9)	$(340.8)
Per diluted share	$(0.40)	$(0.90)	$(1.95)
Note: Numbers may not add due to rounding.
Reconciliations of GAAP to non-GAAP measures are provided on pages 15-16 of the Quarterly Financial Data Supplement for 1Q10
 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.
$ in millions, except per share data

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Reconciliations of GAAP to Non-GAAP Measures
	1Q10	4Q09	3Q09	2Q09	1Q09
Noninterest Expense:
Operating noninterest expense, excluding credit- related costs and FDIC insurance	$65.4	$69.7	$71.4	$76.7	$78.1
Regulatory assessments	7.2	6.3	6.2	6.5	4.7
Loan collection and foreclosed asset expense	4.7	8.1	6.8	7.2	4.9
Operating noninterest expense, excluding OREO/Nonmortgage LHFS losses	77.3	84.1	84.4	90.4	87.7
Loss on nonmortgage loans held for sale	--	0.5	--	9.5	1.8
Loss on OREO	5.5	15.0	4.4	12.9	0.1
Operating noninterest expense	82.8	99.7	88.8	112.8	89.6
Impairment of long-lived assets	--	3.5	0.7	17.4	--
FDIC special assessment	--	--	--	5.7	--
Goodwill impairment	--	--	--	2.5	--
Employment contracts and severance-related benefits	0.9	--	--	0.8	--
(Gain) on early extinguishment of debt	--	--	--	(3.0)	(0.1)
Loss on repurchase of auction rate securities	--	--	--	--	0.7
Total noninterest expense	$83.7	$103.2	$89.5	$136.2	$90.2
$ in millions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Commercial Nonaccruals - Net Balance
	Unpaid Principal1	Cumulative Net Charge -offs2	3/31/10 Nonaccrual Loan Balance	3/31/10 Specific Reserve3	Net Balance Less Specific Reserve	Net Balance as % of Unpaid Principal
C&I	$110	$39	$71	$9	$62	56%
Owner-occupied CRE	63	14	48	7	41	66%
Completed income property	94	25	69	10	59	63%
Commercial development	70	27	43	3	41	58%
Residential construction	183	78	105	9	95	52%
Total Commercial	$520	$183	$337	$38	$299	57%
$ in millions
-
=
-
=
Note: Numbers may not add due to rounding.
1 Outstanding balance at default
2 Typically charge-down at nonaccrual to approximately 80% of most recent appraised value
3 Additional specific reserves are established as necessary based on estimated disposal costs, estimated holding period and current market and economic conditions; recognized as charge-offs when realized. However, these amounts do not include the qualitative components within the overall allowance for credit losses.
59% at
12/31/09

$168
$144
$66
$55
2Q09
3Q09
4Q09
1Q10

60
25
12
109
109
118
6
82
2Q09
3Q09
4Q09
1Q10

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Targeted Loan Sales
Net Charge-Offs
Problem Loan Sales1
Unpaid Principal Balance
1 Includes note sales and short sales (includes
 performing and nonperforming problem loans)
$ in millions
$169
$121
$88
NCOs related to problem loan sales and
resolutions
Summary of Problem Loan Sales
$ in millions
	1Q10 Loan Sales	4Q09 Loan Sales
Unpaid Principal Balance (UPB)	$ 54.6	$ 143.6
Less : Cumulative Pre-Sale NCOs	(18.4)	(30.8)
Book Balance1	36.2	112.8
Less: Sales Proceeds	(30.6)	(87.5)
Additional NCOs Upon Sale	$ 5.6	$ 25.3
Sales Proceeds as % UPB	56%	61%
1 Does not reflect Specific Reserves for Impaired Loans
• Centralized loan sale process continues
• Continue to take advantage of market to
 strategically move problem loans
• Loan sales declined in first quarter as a result
 of slowing inflows of nonaccrual loans
$143
Sales Proceeds as % UPB	38%	52%	61%	56%

ONE
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THE SOUTH | FINANCIAL GROUP

Shared National Credits
• Plan to reduce non-core SNCs
 – Exiting deals when restructured
 – Amendments to reduce
 commitments and improve credit
 dynamics
• 1Q10 SNC sales totaled $12.8 million
 of unpaid principal balance at a 79%
 sales price vs. 4Q09 sales of $49.3
 million and 90%, respectively
SNCs, Period-End
	1Q10	4Q09	$ Change
Outstanding:
Core	$118	$128	$(10)
Non-core	251	368	(117)
Total	$369	$496	$(127)
Committed:
Core	$220	$263	$(43)
Non-core	575	702	(127)
Total	$795	$965	$(170)
SNCs Outstanding, $369 million
By Category
As of March 31, 2010, $ in millions
C&I, $252
 68%
CRE, $117
 32%

ONE
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THE SOUTH | FINANCIAL GROUP

Completed Income Property Portfolio
SC, $898
 42%
FL, $786
37%
NC, $373
 17%
As of March 31, 2010, $ in millions
• Well-diversified by property type
• Granular exposures, with average loan size of
 $0.5 million; weighted average time to
 maturity of 33.6 months
• $1.7 million increase in nonaccrual loans
Other, $81
 4%
	3/31/10		$ Change from 12/31/09
	NAL $	NAL % of O/S Balance
Residential 1-4 fam.	$17.2	9.4%
Retail	13.7	3.3%
Mixed Use	10.1	4.0%
Multi-Family	7.7	2.8%
Office	4.7	3.5%
Industrial	3.2	1.6%
Hotel	2.3	0.9%
Medical	0.6	1.8%	--
Other	10.0	2.6%
Total - 3/31/10	$69.5	3.3%
Total - 12/31/09	$67.8	3.1%
Residential
 $183, 9%
Retail
$417, 19%
Mixed Use
$251, 12%
By Property Type
Total $2,138 million, or 27% of loans
By Geography
Multi-Family
 $276, 13%
Hotel
 $253, 12%
Industrial
 $210, 10%
Office
 $132, 6%
Other
 $384, 18%
Medical
 $32, 1%
Nonaccrual Loans By Property Type

ONE
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THE SOUTH | FINANCIAL GROUP

Residential Construction by Geography
O/S
Balance
% of
Resid.
Constr.
Nonaccrual
Loans HFI
NAL %
of O/S
Balance
QTD Net
Charge-
offs
2009 Net
Charge-
Offs
30-Day
Past Due
%
FL Residential Construction:
FL undeveloped land
$124
16%
$25
20.27%
$0.8
$60.7
1.79%
FL residential A&D
95
12%
16
17.39%
2.9
34.9
9.85%
FL residential
construction
47
6%
9
18.31%
6.1
12.0
16.12%
FL residential condo
41
5%
1
3.20%
-
7.1
0.00%
Total FL, 3/31/10
$306
40%
$51
16.81%
$9.7
$114.7
6.23%
 12/31/09
$343
40%
$56
16.49%
$23.8
7.24%
Total NC, 3/31/10
$184
24%
$21
11.45%
$2.9
$13.2
5.75%
 12/31/09
$202
24%
$27
13.49%
$4.4
1.24%
Total SC, 3/31/10
$273
36%
$32
11.83%
$7.3
$62.6
3.52%
 12/31/09
$311
36%
$41
13.04%
$19.9
3.26%
Overall Total, 3/31/10
$763
100%
$105
13.74%
$19.9
$190.5
5.14%
 12/31/09
$856
$124
14.53%
$48.1
4.37%
 9/30/09
$1,036
$148
14.33%
$57.4
5.00%
 6/30/09
$1,153
$191
16.55%
$52.5
2.71%
As of March 31, 2010, $ in millions
30-day past due % of outstanding balance excludes nonaccrual loans; see slide 25 for detail for NC and SC

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Residential Construction by Geography
O/S
Balance
% of
Resid.
Constr.
Nonaccrual
Loans HFI
NAL %
of O/S
Balance
QTD Net
Charge-
offs
2009 Net
Charge-
offs
30-Day
Past Due
%
NC Residential Construction:
NC undeveloped land
$50
7%
$ 1
2.63%
$ 0.2
$1.0
1.76%
NC residential A&D
120
16%
19
15.68%
1.5
9.5
7.06%
NC residential
construction
7
1%
 1
13.25%
1.2
2.6
4.94%
NC residential condo
7
1%
0
1.06%
--
0.1
12.42%
Total NC, 3/31/10
$184
24%
$21
11.45%
$ 2.9
$13.2
5.75%
 12/31/09
$202
24%
$27
13.49%
$4.4
1.24%
SC Residential Construction:
SC undeveloped land
$96
13%
$6
6.53%
$ 0.1
$ 7.0
8.29%
SC residential A&D
93
12%
11
11.95%
6.4
29.7
1.30%
SC residential
construction
41
5%
 0
1.22%
0.9
15.4
0.21%
SC residential condo
42
6%
14
33.71%
--
10.5
0.75%
Total SC, 3/31/10
$273
36%
$32
11.83%
$7.3
$62.6
3.52%
 12/31/09
$311
36%
$41
13.04%
$19.9
3.26%
30-day past due % of outstanding balance excludes nonaccrual loans
As of March 31, 2010, $ in millions

ONE
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THE SOUTH | FINANCIAL GROUP

Indirect - Sales Finance Portfolio
As of March 31, 2010, $ in millions
• In 5/08, ceased production in Florida
• Effective 1/09, offered only through
 relationship dealerships in NC and SC
• In 6/09, sold $230 million of indirect loans
 to a third party financial institution for a
 small gain
Toyota
 33%
Summary Statistics
	NC/SC	FL	Total
3/10 Balance	$88	$115	$203
12/09 Balance	$96	$134	$230

Orig FICO	719	706	712
Current FICO	665	649	656

New %	64%	71%	68%
Used %	36%	29%	32%

Domestic %	37%	29%	32%
Foreign %	63%	71%	68%
30-day Past Dues, By Auto Make (Top 10)
Total $203 million, or 3% of loans
By Auto Make
	O/S$	30-day %
Toyota	$66	1.76%
Honda	19	1.04%
Chevrolet	16	2.10%
Kia	16	1.51%
Ford	14	1.79%
Dodge	14	1.81%
Nissan	8	2.29%
Hyundai	6	3.19%
Jeep	6	2.05%
Scion	5	1.95%
Top 10	$170	1.78%
Honda
 9%
Ford
 7%
Other
 28%
Chevrolet
 8%
Dodge
 7%
Kia
 8%

One Team. One Bank. One Mission.
THE SOUTH FINANCIAL GROUP

Home Equity Lines/Loans Portfolio
SC, $411
 52%
FL, $271
35%
NC, $100
 13%
As of March 31, 2010, $ in millions
• Originated in-market by TSFG sales force; no
 broker loans
• Strong FICO scores
• Conservative LTV position and usage
 amounts
• Not pushed as a growth product
Home Equity Portfolio = HE Line and HE Loan portfolios
Geography based on customer address
Other, $1
 0%
Summary Statistics
	Lines	Loans	Total
Balance $	$641	$143	$784

Orig FICO	733	709	730
Current FICO	726	704	722

1st Lien %	35%	84%	44%
2nd Lien %	65%	16%	56%

Orig WAvg LTV %	69%	66%	69%
WAvg Util %1	71%	NA	NA
2008, $108
 14%
2007, $145
 18%
2006, $119
 15%
2004 or before
$250, 32%
2005, $110
14%
By Vintage
Total $784 million, or 10% of loans
By Geography
2009, $45
 6%
1 Includes HE lines with balances greater than zero
2010, $5
 1%

ONE
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THE SOUTH | FINANCIAL GROUP

Mortgage Banking Portfolio
• Continued resolution of problem
 loans in mortgage portfolio
 – Reduced balances in Lot
 Loans and Construction
 Perm by $283 million
 (67%) since Y/E 2007
• NAL increase of $1.1 million
 linked-quarter, as Lot loans and
 Alt-A increased, partially offset
 by a decline in Construction
 Perm
• Restructured loans of $27.9
 million (excluded from NALs) as
 a result of working with
 borrowers to do loan
 modifications
$ in millions
1 SIVA = Stated Income Verified Assets
2 Fluctuations from # of days in last month of
 quarter (i.e., 31 days vs. 30 days)
	1Q10	4Q09	3Q09	2Q09
SIVA1 Alt-A:
Balance	$269.3	$272.9	$280.1	$288.4
30-89 DPD2	8.97%	9.67%	1.54%	1.68%
90+ DPD	1.11%	2.94%	2.31%	2.73%
NAL %	5.90%	5.20%	5.69%	6.26%
NAL $	$ 15.9	$ 14.2	$ 15.9	$ 18.0
NCO $	$ 1.7	$ 2.4	$ 2.9	$ 3.1
Lot Loans:
Balance	$132.3	$144.3	$161.2	$178.2
30-89 DPD	6.09%	3.08%	3.43%	4.86%
90+ DPD	0.06%	1.19%	0.24%	0.27%
NAL %	7.04%	6.28%	10.18%	11.68%
NAL $	$ 9.3	$ 9.1	$ 16.4	$ 20.8
NCO $	$ 2.9	$ 5.1	$ 5.6	$ 6.5
Construction Perm:
Balance	$ 9.6	$ 13.7	$ 22.2	$ 38.2
30-89 DPD	0.00%	2.15%	3.69%	4.07%
90+ DPD	0.00%	0.00%	0.00%	0.00%
NAL %	63.61%	50.54%	44.48%	26.17%
NAL $	$ 6.1	$ 7.0	$ 9.9	$ 10.0
NCO $	$ 0.0	$ 3.3	$ 1.0	$ 1.7

For more information:

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